Income Taxes	6 Months Ended
Jun. 30, 2011
Income Taxes [Abstract]
INCOME TAXES

9.	INCOME TAXES

Income tax expense for interim periods is based on estimates of the effective tax rate for the entire fiscal year. The Company’s income tax provision for the three and six months ended June 30, 2011 totaled $28.9 million, or 27.9% of pretax income, and $52.3 million, or 27.6% of pretax income, respectively, compared to $16.6 million, or 30.6% of pretax income, and $33.4 million, or 30.0% of pretax income, respectively, for the three and six months ended June 30, 2010. The decrease in the effective tax rate from the prior year was largely the result of foreign sourced income in 2011 being taxed at lower statutory rates compared to 2010.